UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2011

SILVERADO GOLD MINES LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-12132	98-0045034
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5455-152nd Street, Suite 308, Surrey, British Columbia	V3S 5A5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 665-4646

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 4, 2011 our company was saddened to announce that one of our directors, Stuart Clayton McCulloch, passed away on July 31, 2011. Mr. McCulloch was appointed as a director of our company on December 14, 1998 and was also a member of our audit and compensation committees. Management is currently reviewing the matter of his replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERADO GOLD MINES LTD.

/s/ Garry Anselmo
Garry Anselmo
Chairman of the Board, President and
Chief Executive Officer

August 4, 2011